Filed Pursuant to Rule 497(a)
File No. 333-178838
Rule 482 Ad

For Immediate Release

AVENUE INCOME CREDIT STRATEGIES FUND
ANNOUNCES CORRECTION OF DATES
RELATING TO RIGHTS OFFERING

NEW YORK, NY, March 19, 2012 –Avenue Income Credit Strategies Fund (NYSE: ACP) (the “Fund”) announces a correction to certain information that appeared in the March 19, 2012, edition of The Wall Street Journal regarding the issuance of transferable rights (“Rights”) by the Fund to its shareholders of record as of the record date, February 24, 2012, entitling the holders of these Rights to subscribe (the “Offer”) for common shares of beneficial interest.  The information in The Wall Street Journal incorrectly stated that the last trading date for Rights is March 29, 2012, and that the Offer expires on March 30, 2012, unless extended.  Instead, unless the Offer is extended by the Fund, the last trading date for Rights will be March 22, 2012, and the Offer will expire on March 23, 2012.

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Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.  For further information regarding the Fund’s Offer, or to obtain a prospectus, please contact the Fund’s Information Agent:

Georgeson Inc.
199 Water Street – 26th Floor
New York, NY 10038
(888) 867-6963